UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2021

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	000-56163	81-4446064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreements.

WF-1 Facility Amendment No. 7 to Repurchase Agreement

On July 30, 2021, FS Credit Real Estate Income Trust, Inc., or the Company, as guarantor, FS CREIT Finance WF-1 LLC, or WF-1, an indirect wholly-owned, special-purpose financing subsidiary of the Company, as seller, and Wells Fargo Bank, National Association, or Wells Fargo, as buyer, entered into an Amendment No. 7 to Master Repurchase and Securities Contract, or Amendment No. 7, amending the Master Repurchase and Securities Contract, dated August 30, 2017, between WF-1 and Wells Fargo. Amendment No. 7 provides for, among other things, (a) an increase of the maximum facility amount from $200 million to $350 million, with the option to increase, with the consent of Wells Fargo, or reduce the maximum facility amount within the range of $150 million to $350 million, (b) extension of the funding period and maturity date from August 30, 2021 to August 30, 2022, with the option to extend the funding period for one additional year and the maturity date for three additional one-year terms with the consent of Wells Fargo, and (c) modification of the applicability of the Facility Debt Yield Test.

WF-1 Facility Amendment No. 4 to Guarantee Agreement

On July 30, 2021, FS Credit Real Estate Income Trust, Inc., or the Company, as guarantor, entered into an Amendment No. 4 to Guarantee Agreement, or the WF-1 Guarantee Amendment, with Wells Fargo Bank, National Association, or Wells Fargo, as buyer, amending the Guarantee Agreement, dated August 30, 2017, between the Company and Wells Fargo. Amendment No. 4 provides for a specified percentage of recourse against the Company for each asset purchased prior to Amendment No. 7 described above and an aggregate percentage of recourse against the Company for assets purchased from and after Amendment No. 7.

BB-1 Facility Amendment

On July 30, 2021, FS CREIT Finance BB-1 LLC, or BB-1, an indirect wholly owned special-purpose financing subsidiary of FS Credit Real Estate Income Trust, Inc., or the Company, amended the transaction documents relating to the Master Repurchase Agreement with Barclays Bank PLC, or Barclays, as purchaser, to increase the maximum facility purchase price from $250 million to $264 million.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date: August 5, 2021	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary